Exhibit 99.2 Q4 2024 Earnings Supplement February 25, 2025

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding the outcome of the operational and portfolio reviews, the costs, cash outlays, benefits, timing and financial impacts of the actions that may be taken or transactions entered into in connection with the operational and portfolio reviews, expected benefits and synergies of the acquisition of Sertifi LLC, the benefits of Sertifi's platform, financial results and margins, Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2024, expected to be filed with the SEC in the first quarter of 2025. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation, including Flywire’s estimated Total Addressable Market (TAM), relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source. The information in this presentation is provided only as of February 25, 2025, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation of forecasted Adjusted EBITDA Margin growth to forecasted GAAP Net Income Margin growth within this earnings release because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock and in foreign exchange rates.

Our Strategy to Date Vertical Expertise Strong “North Star” Thesis Differentiated Core Assets 1 2 3 in Big Markets Software drives The Flywire Deep vertical value in payments Advantage expertise + +

Types of Transactions We’re Focused On Complexity Cross- (money movement/ High Value Border reconciliation)

Powerful Flywheel Clients Deep industry integrations Vertical software New products Network Effects Banks Fintech partners Payers Geo expansion Client’s customers

Flywire + Sertifi

Sertifi is Automating Critical Hospitality Workflows

Company Overview

- Sertifi is a hotel software solution that makes it easy for hotels to automate their entire billing agreement workflow through one single, secure solution across agreements, payments and authorizations
- Historically, Sertifi has had strong revenue growth, and looking ahead, we expect future revenue growth for our combined Travel business to be well above our average.
- Headquartered in Chicago, IL; Founded in 2008
- Currently ~130 employees

Select Hotel Clients

ACCOR · MARRIOTT · Hilton Hotels & Resorts · SONESTA · IHG Hotels & Resorts · Omni Hotels & Resorts · HYATT · Westin Hotels & Resorts · Wyndham Hotels & Resorts · The Ritz-Carlton · MGM Resorts International

Example Workflow with Sertifi Agreements & SertifiPay

Booking (Pre-Event)

1 Guest contacts hotel to **inquire about event availability** and booking details

2 Hotel works with customer to select & **negotiate events space** with related details

3 Sertifi — **Sertifi Agreements Product + SertifiPay*

Contract is signed & initial deposit is collected to hold event space; data sent to hotel systems and staff

During Event

4 Guests may incur **additional onsite charges** during the event

Payments

5 Sertifi — ** SertifiPay*

Final bill is processed through Sertifi OR the property management system's (PMS) preferred payment option

Near & Medium Term Opportunity ✔ International ✔ Upselling Flywire ✔ Upselling Sertifi Expansion: utilize to Sertifi to Flywire our global team to Customers: upsell Clients: upsell + accelerate Sertifi’s our payments the Sertifi into traction abroad solution to Sertifi’s Flywire’s ~1200 independent and customers ✔ Key International boutique hotel (DMCs, Tour Geos: locations to Operators, etc.) capture room & booking payments Flywire + Sertifi: One Platform, Multiple Solutions Medium & Longer Term Opportunity Leveraging our combined platform to accelerate ✔ Adding additional capabilities to Sertifi’s payment infrastructure sales across multiple levers ✔ Leveraging Sertifi’s capabilities to solve other mission critical payments challenges for hotels (i.e. Strategic Payables)

Flywire Travel Business

Started in 2019, our Travel vertical has positioned us to become a leader in global multi-day travel

- ✓ Proven land & expand
- ✓ Attractive unit economics
- ✓ Revenue growth with additional upside
- ✓ Significant organic expansion opportunities

$0-60M+
Revenue Since Inception
(2019 - 2024)

Over $2B
Money Moved
(FY 2024)

50+%
YoY Revenue Growth
(2023-24)

~60
Member Global Go-to-Market Team
(as of FY 2024)

~1200 Clients Across 27 Countries

DMCs & Tour Operators	Luxury Travel Networks	Travel Operators	Accommodation Providers
travel connect	VIRTUOSO		AYA NISEKO
MADRID & BEYOND	SERANDIPIANS	LASTFRONTIER HELISKIING	Nimmo Bay
go2africa African. Safari. Experts.	connections luxury	SIMPSON YACHT CHARTER	HILTON GRAND VACATIONS
	XO PRIVATE, ILTM CANNES		

flywire

Flywire & Sertifi: Path to Stronger Growth

1



Accelerate SertifiPay Product

Use Flywire's Payment Expertise to Monetize $3B+ of Incremental Volume in Sertifi's Workflow Platform

Deploy Flywire's Bank Transfer Solution to Capture New Volumes

2



Accelerate Sertifi's International Footprint Expansion

Sertifi's business is 90% US focused today

$100M+ revenue opportunity by accelerating Sertifi's sales efforts

3



Capitalize on Accounts Receivable Cross-sell opportunity

Sertifi has 20,000+ existing hotel locations, including 2,000+ independent and boutiques

Cross-selling Flywire represents $50M+ of revenue opportunity for subset of identified hotels

4



Cross-Sell Flywire Payables Solutions to Sertifi's Customer Base

Cross-sell Flywire's Strategic Payables to Hotels

<u>Incremental</u> (to 1,2,3) Multi-billion dollar volume opportunity

Spotlight: Accommodations Market

FLYWIRE TODAY | FLYWIRE + SERTIFI

Timeshares & Vacation Clubs

$11B TAM

- Ownership programs offering timeshare units and membership in vacation clubs.
- 5-10 clients
- <10% market share

HILTON GRAND VACATIONS · WESTGATE RESORTS

Independent Boutique Villas

$8B TAM

- Exclusive, small-scale luxury lodging offering unique & personalized experiences.
- 150+ clients
- <10% market share

The Luxe Nomad · AYA NISEKO

Luxury Hotels & Properties

>$70B TAM

- High-end hotels offering premium services, luxury experiences, and top-tier amenities.
- Early Flywire category (<1% market share)

J.K. PLACE · EXPLORA

Hotel Events & Catering Services & Authorizations

>$70B TAM

- Hotel revenue from events and catering services: conferences, weddings, etc. and 3rd-party authorizations
- Zero Flywire clients today
- 0% market share (Flywire)

MARRIOTT · Hilton HOTELS & RESORTS

Q4 2024 Performance

GAAP Financial Highlights Q4 2024 $117.6 M 63.2% ($15.9) M* Revenue Gross Margin Net Loss *Q4 includes a $14m FX loss on intercompany loans

Key Operating Metrics (Non-GAAP) Q4 2024 $6.9B $112.8M $75.6M $16.7M 2 3 1 1 +27.6% +17.4% + 67.0% + 680 bps Total Revenue Less Adjusted Adjusted EBITDA payment Ancillary Gross Profit volume Services 1. Represents Y-o-Y Growth as compared to Q4 2023 2. Margins as % of RLAS (Revenue Less Ancillary Services) 3. Represents Y-o-Y Margin Expansion as compared to Q4 2023. See Appendix for reconciliation to GAAP amounts

FY 2024 Performance

GAAP Financial Highlights FY 2024 $492.1 M 66.0% $2.9 M* Revenue Gross Margin Net Income *2024 includes a $12m FX loss on intercompany loans

Key Operating Metrics (Non-GAAP) FY 2024 $29.7B $474.2M $312.8M $77.9M 2 2 1 1 +23.6% +24.3% + 66.0% + 16.4% Total Revenue Less Adjusted Adjusted EBITDA payment Ancillary Gross Profit volume Services 1. Represents Y-o-Y Growth as compared to FY2023. 2. Represents Margins as % of RLAS (Revenue Less Ancillary Services) See Appendix for reconciliation to GAAP amounts

Strong Spreads on Our Transaction Volumes Comments ● Spreads broadly stable ● Monetization Rate and Adjusted Gross Margins driven by increase in domestic payments in the mix + seasonality/vertical mix Note: transaction spreads include spreads on all transaction volumes - ie FX and domestic

Increasingly Global & Diversified Revenue* $474.2 M Comments 13% 16% $381.5 M 51% ● Travel is now our 2nd 3% 6% 69% 6% largest vertical, 11% 1% growing above 50% YoY 2% 8% 23% 23% Travel 13% ● Our EDU business is well-diversified, B2B 24% growing faster in EMEA/UK than the US Healthcare US ● B2B is growing rapidly, Education albeit from a small 54% 54% base, room to scale 26% 55% Rest of EDU further 2023 2024 YoY Rev Growth % *: Revenue Less Ancillary Services

Exceeding Expectations on Operating Leverage Adjusted EBITDA Margin Expansion 540bps Scaling Across All Each Year 2022-2024 Opex Lines (as % of RLAS) +540 bps +540 bps We continued to show strong operating leverage, despite policy-driven macro headwinds

Shifting to Include FX Neutral Revenue Growth To Track Business Performance Revenue Mix: USD vs non-USD currencies Flywire will start reporting revenue using FX-neutral Non-US currencies primarily include: GBP, EUR, AUD, CAD (constant currency) and spot FX (actual exchange rates). Differences and why we are making this change: Spot FX (Actual Exchange Rates): ● Revenue is reported using the exchange rates at the time of 70% 63% 77% 67% 70% the transaction. ● This reflects real financial performance, showing how much Non-US$ revenue the company actually received in its reporting currency (e.g., USD). ● This is required under financial reporting standards and represents the actual financial outcome. FX-Neutral (Constant Currency): US $ ● Revenue is adjusted to remove the impact of currency 30% 37% 23% 33% 30% fluctuations, by applying the exchange rates from a prior period (e.g., last year). ● This isolates business performance from foreign exchange 4Q23 1Q24 2Q24 3Q24 4Q24 (FX) rate changes, showing how much revenue would have been if exchange rates had remained constant. 29.6% Total reported 42.6% 23.7% 25.7% 17.4% ● This helps to compare year-over-year growth without 27.9% FX-Neutral 23.4% 26.8% 16.4% 40.4% currency volatility distorting the trends.

Guidance Context & Forward Path

2025 Revenue Outlook: Changes and Guidance Context Softer Q4 NRR, primarily due to macro factors NRR Impacted by Macro Headwinds in 2024, Amplified into 2025 2025 Guidance Context ○ In Canada and Australia, which together NRR (%) represented approximately 15% of our revenue in 2024, we anticipate some near-term adjustments 12 125 Pressure related to recent policy changes. In Canada, we in 2024 124 % expect the shift away from upfront tuition Additional primarily 6% pressure: prepayments to impact revenue in 2025. Similarly Driven by % new visa Canada to Canada, in Australia, the new visa rules are issuance -10% starting to affect demand. We, therefore, expect down in big revenue in both of these markets to be down over 4 markets 30% YoY. ○ US Edu: Strong product suite and opportunities, 114 but visa policy/ issuance uncertainty in the market % ○ The Healthcare business secured a landmark, eight-figure relationship with a major hospital system in the healthcare vertical. Revenue should start accelerating later in 2025 as we ramp up 2025 the new client. ○ Travel & B2B + EMEA EDU - continued strong growth Note: Chart drawn not to scale. 2025 is an estimate

Canadian Market Update & Impact of Student Direct Stream (SDS) Program Closure

Canadian Market Update

- New study permit issuance in Canada is projected to have declined by (45%) in 2024 resulting in ~280,000 new study permit approvals across all study levels (including K-12 and postgraduate)
- In 2024, Flywire's Canadian higher education business declined by ~35% YoY, outperforming the broader market study permit issuance decline.

Impact of Student Direct Stream (SDS) Program Closure

- On November 8, 2024, Canada closed the SDS program for expedited student visa processing. SDS payments were typically made 9-12 months in advance of an intake with a prerequisite to pay the 1st year tuition amount in-full upfront.
- Now only a tuition deposit is required upfront, with the balance due by the payment deadline set by the institution. As a result, we expect the seasonality of the Canadian business to resemble the U.S. and U.K. regions.
- These impacts have been factored into our 2025 financial plan

Flywire Canada EDU Revenue vs. New Study Permits



Canada EDU Revenue (US$m)
New Study Permits ('000)
60
40
20
0
500
400
300
200
100
0
2023A
2024A
2025P

Source: IRCC study permit data, Government announcements, Flywire financials
Note: chart not drawn to scale

flywire

Secular Growth Trends for Student Visas Expected to Remain Intact 1 Total International Students Globally 10M +3.9% 9M 8M 7M +4.1% 6M 5M +5.9% 4M +5.4% 3M +1.7% 2M +1.7% 10 Year CAGR 1M 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 2025 2030 Source: Holon IQ, Unesco, OpenDoors.org 1. Student numbers include all post-secondary graduates (undergraduate and graduate ) worldwide studying in countries they are not originally from H5N1. Bird Flu 9/11 Terrorism Events SARS-CoV Global Financial Crisis COVID-19

Operational and Portfolio Review Portfolio Operational • Comprehensive review of most • Align our resources with high-growth opportunities and critical geos/verticals/ improve profitability. potential adjacencies. • Identifying new revenue streams or product • Focus on Flywire’s core innovations. strengths - such as complex, • Conducting a comprehensive review of our operations large-value payment processing, to identify opportunities for cost savings and efficiency our global payments network, improvements. and verticalized software. • Assessing our global footprint to ensure we have the • Capital allocation and right capabilities in key markets. investments across existing • Reviewing vendor contracts and supplier relationships. verticals. Identifying process automation or tech upgrades. Goal: Drive productivity and long-term shareholder value while Goal: Maximize shareholder value, maintaining our commitment to clients and employees. prioritize investments and increase focus

2025 Financial Outlook

Q1 2025 Outlook 11-14% YoY +300-600 bps Revenue Less Ancillary Services FXN Adjusted 1 Growth EBITDA margin expansion (ex Sertifi) (YoY, ex Sertifi) Sertifi expected to add $3-4M Sertifi expected to be flat to slightly positive in in revenue for Q1’25 (starting 2/25) adjusted EBITDA for Q1’25 (starting 2/25) 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. 28 These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates.

FY 2025 Outlook 10-14% YoY +200-400 bps Adjusted Revenue Less Ancillary 1 EBITDA margin expansion Services FXN Growth (ex (YoY, ex Sertifi) Sertifi) Sertifi expected to add $35 - 40M Sertifi expected to add positive (low single digits) in revenue for 2025 (starting 2/25) adjusted EBITDA dollars 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA margin to forecasted GAAP Net Income margin within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. 29 These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock and in foreign exchange rates.

Capital Allocation and Structure

Capital Allocation Strategy Overview 1 3 2 Organic growth Strategic Share investments acquisitions buybacks Geographic Expansion Accelerate within existing Share Repurchase Program industry and / or geographies enables purchasing when GTM Enhancement projected return exceeds our New product capability for cost of equity Deeper Software Integrations cross-sells & upsells Prudent approach in Ecosystem expansions with Enter new geographies or maintaining operational liquidity Strategic Payables & International regions and financial flexibility for Agent solutions organic investments & strategic M&A

2024 Cash Walk (US$M) ● Cash and its components represent corporate cash, cash equivalents, and investments (i.e. excludes client cash) ● Cash decrease driven by discretionary capital allocation exceeding FCF generated in period ● M&A represents Invoiced acquisition; ● Share repurchase program (share buy back or SBB) launched in Aug 2024 and remained through year-end ● Other includes proceeds from option exercises, issuance of ESPP stock, and FX

$534M Total Corporate Cash Resources | 12/31/24

Financial Flexibility - Pro Forma Sertifi Acquisition (US$M) ● Debt capacity is based on maximum leverage allowed in Flywire’s credit facility agreement ● Expect to repay ~$65M of the $125M drawn shortly after close, leaving ~$60M outstanding ● Remaining cash + debt capacity post purchase is strong at $500M+

Share Repurchases During FY 2024 44 US$M Authorized $150M 23 21 (-) Purchases through $(44M) 12/31/24 Remaining $106M Q3 ‘24 Q4 ‘24 2024 ● Flywire began its share repurchase program in Q3’24 ● $44M of total cash was spent on share repurchases in 2024

Appendix

FX Neutral Revenue Less Ancillary Services* *FX Neutral Revenue Less Ancillary Services: FX neutral revenue less ancillary services is adjusted for the impact of foreign currency rate fluctuations. This measure helps provide insight on comparable revenue growth by removing the effect of changes in foreign currency exchange rates year-over-year. Foreign currency exchange impact in the current period is calculated using prior period monthly average exchange rates applied to the current period foreign currency amounts. $USD in Millions (unaudited) 37

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations $USD in Millions (unaudited) 38

Revenue Disaggregation by Revenue Type 39 $USD in Millions (unaudited)

Net Loss to Adjusted EBITDA Reconciliation 40 $USD in Millions (unaudited)

Net Margin, EBITDA Margin and Adjusted EBITDA Margin 41 $USD in Millions (unaudited)

Reconciliation of Non-GAAP Operating Expenses 42 $USD in Millions (unaudited)

Reconciliation of FX Neutral Revenue Growth Guidance to FX Neutral Revenue Less Ancillary Services Growth Guidance 43

Flywire Travel TAM Sources

TAM Methodology

1. **Hotel Events & Catering Services & Authorizations**: non-ecommerce payments for events and catering, along with 3rd-party authorizations for room bookings
2. **Luxury Hotels and Properties**: payments made for room bookings
3. **Independent Boutique Villas**: payments made for room bookings
4. **Timeshares & Vacation Clubs**: maintenance fees / dues

Source List

1. State of Travel 2024 (Skift Research)
2. Luxury Hotel Market Size & Share | Industry Report, 2030 (Grand View Research)
3. European Hospitality Industry Faces Looming 'Chain-ification' (CoStar)
4. ADRA Research and Insights, State of the Vacation Timeshare Industry (ARDA, E&Y)
5. Student Housing Market Size Report 2025 To 2033 (Business Research Insights)
6. Hotel Tech Benchmark - Methodology (Skift)
7. Chart: The Role of Branded Chains in The U.S. Hotel Sector (Statista)
8. Why Hotel Companies Keep Adding Hotel Brands (Skift)
9. The role of total revenue management in a hotel profitability strategy (STR)
10. What is Virtuoso and how can it benefit you as a traveler? (Virtuoso)
11. A guide to OTA commission rates (Cloudbeds)

flywire